                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     September 2, 1999
                                                     -----------------

                            STERLING COMMERCE, INC.
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)

    State of Delaware                1-14196                75-2623341
    -----------------                -------                ----------
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)         Identification No.)


300 Crescent Court, Suite 1200, Dallas, Texas                75201
---------------------------------------------                -----
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code    (214) 981-1100
                                                      --------------
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ITEM 5.   Other Events.

          In a press release dated August 5, 1999 Sterling Commerce, Inc. (the "Company") announced that it intended to divest itself of its Managed Systems Division, which operates the business acquired from Xcellenet, Inc. Set forth below is unaudited financial information representing the quarterly results of the Managed Systems Division from the date of acquisition, July 21, 1998, through June 30, 1999, the end of the Company's most recently reported fiscal quarter.

                            Sterling Commerce, Inc.
                            Managed Systems Division
                            Statements of Operations
                                 (in thousands)
                                  (unaudited)

                                                                                Quarter Ended
                                                           June 30,      March 31,          Dec. 31,       Sept. 30,
                                                        -----------     -----------      -----------      -----------
                                                           1999            1999              1998            1998
                                                        -----------     -----------      -----------      -----------
   Revenue:
     Products....................................       $     7,850     $     9,820      $     6,832      $     7,797
     Product support.............................             5,681           5,615            4,964            3,349
     Services....................................             1,467           1,352              933              753
                                                        -----------     -----------      -----------      -----------
                                                             14,998          16,787           12,729           11,899

   Costs and expenses:
    Costs of sales:
     Products and product support................             4,715           4,380            4,236            1,354
     Services....................................               922           1,378              971              622
                                                        -----------     -----------      -----------      -----------
                                                              5,637           5,758            5,207            1,976

    Product development and enhancement expenses              1,543           1,731            1,765            1,262
    Selling, general and administrative expenses              6,904           7,297            5,945            6,421
                                                        -----------     -----------      -----------      -----------
                                                             14,084          14,786           12,917            9,659
                                                        -----------     -----------      -----------      -----------

   Income (loss) before other income and                        914           2,001             (188)           2,240
     income taxes................................

   Other income..................................                33              13               23
                                                        -----------     -----------      -----------      -----------

   Income (loss) before income taxes.............               947           2,014             (165)           2,240
   Provision for income taxes....................               753           1,164              331              862
                                                      -------------   -------------    -------------    -------------
   Net income (loss).............................       $       194     $       850      $      (496)     $     1,378
                                                      =============   =============    =============    =============

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STERLING COMMERCE, INC.
                              -----------------------
                                   (Registrant)


Date  September 2, 1999       By  /s/  Steven P. Shiflet
      -----------------           ------------------------------------
                                       Steven P. Shiflet
                                       Senior Vice President and Chief
                                        Financial Officer